UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2010

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the annual meeting of stockholders of The New York Times Company (the “Company”) held on April 27, 2010, the stockholders approved the adoption of The New York Times Company 2010 Incentive Compensation Plan (the “Plan”) pursuant to which cash and equity compensation awards may be provided to employees, non-employee directors and other service providers of the Company and its subsidiaries. The Plan authorizes the issuance of up to 8,000,000 shares of Class A common stock of the Company. A description of the material terms of the Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 12, 2010 (the “2010 Proxy Statement”).

The above description of the Plan is not intended to be complete and is qualified in its entirety by the specific language in the Plan, a copy of which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on April 27, 2010. The following matters were voted on at the annual meeting:

1.	The stockholders (with Class A and Class B stockholders voting separately) elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors:	For	Withheld

(Vote Results of Class A Stockholders)
Raul E. Cesan	109,768,652	1,761,852
Robert E. Denham	110,105,133	1,425,371
James A. Kohlberg	104,389,713	7,140,791
Dawn G. Lepore	104,317,299	7,213,205

(Vote Results of Class B Stockholders)
Lynn G. Dolnick	768,086	6,510
Michael Golden	768,086	6,510
Carolyn D. Greenspon	768,086	6,510
David E. Liddle	774,596	0
Ellen R. Marram	774,596	0
Thomas Middelhoff	768,086	6,510
Janet L. Robinson	768,086	6,510
Arthur Sulzberger, Jr.	768,086	6,510
Doreen A. Toben	768,086	6,510

2.	The stockholders (with Class A and Class B stockholders voting together) adopted The New York Times Company 2010 Incentive Compensation Plan described in Proposal 2 in the Company’s 2010 Proxy Statement. The results of the vote taken were as follows:

For:	98,621,344
Against:	12,139,773
Abstain:	1,543,983	*
Broker Non-Votes	13,034,573	*

3.	The stockholders (with Class A and Class B stockholders voting together) ratified the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP, registered public accounting firm, as auditors of the Company for the year ending December 26, 2010. The results of the vote taken were as follows:

For:	124,691,029
Against:	465,287
Abstain:	183,357	**

*	An abstention or broker non-vote had the same effect as a vote against this proposal.
**	An abstention had the same effect as a vote against this proposal.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

Exhibit 10.1	The New York Times Company 2010 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: April 28, 2010	By:	/S/ KENNETH A. RICHIERI
Kenneth A. Richieri
Senior Vice President, General Counsel and Secretary

Exhibit List

Exhibit Number	Description

Exhibit 10.1	The New York Times Company 2010 Incentive Compensation Plan